Exhibit 4.2

PEOPLE’S UNITED FINANCIAL, INC.

AND

THE BANK OF NEW YORK MELLON, as Trustee

SUBORDINATED

INDENTURE

Dated as of

PEOPLE’S UNITED FINANCIAL, INC.

Reconciliation and tie between Trust Indenture Act of 1939 and

Indenture, dated as of

Trust Indenture Act Section	Indenture Section
§310(a) (1)	609
(a) (2)	609
(a) (3)	Not Applicable
(a) (4)	Not Applicable
(b)	608
610
§311(a)	613
(b)	613
§312(a)	701
702(a)
(b)	702(b)
(c)	702(c)
§313(a)	703(a)
(b)	703(a)
(c)	703(a)
(d)	703(b)
§314(a)	704
(b)	Not Applicable
(c) (1)	102
(c) (2)	102
(c) (3)	Not Applicable
(d)	Not Applicable
(e)	102
§315(a)	601(a)
(b)	602
703(a)
(c)	601(b)
(d)	601(c)
(d) (1)	601(a) (1) 601(a) (2)
(d) (2)	601(c) (2)
(d) (3)	601(c) (3)
(e)	514
§316(a) (1) (A)	502
512
(a) (1) (B)	513
(a) (2)	Not Applicable
(b)	508
(c)	Not Applicable
§317(a) (1)	503
(a) (2)	504
(b)	1003
§318(a)	107

Note: this reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

- i -

- ii -

- iii -

- iv -

INDENTURE, dated as of                     , between PEOPLE’S UNITED FINANCIAL, INC., a

corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 850 Main Street, Bridgeport,

Connecticut 06604, and THE BANK OF NEW YORK MELLON,

a New York banking corporation duly organized and existing under the laws of

New York, as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated bonds, debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

Section 101. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) pronouns used herein shall be deemed to refer to the corresponding masculine, feminine and neuter genders.

(2) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(3) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; and

(4) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act,” when used with respect to any Holder, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Attorney-in-Fact” means an officer of the Company who has been duly appointed as an attorney-in-fact by the Company.

“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

“Board of Directors” means either the board of directors of the Company or any committee of that board duly authorized to act hereunder or any directors or officers of the Company or Attorneys-in-Fact to whom such board of directors or such committee shall have duly delegated its authority.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day,” when used with respect to any Place of Payment, unless otherwise specified as contemplated by Section 301, means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order delivered to the Trustee and signed in the name of the Company by (i) the President, its Chief Executive Officer, its Chief Financial Officer, a Senior Executive Vice President or any Attorney-in-Fact of the Company, and by (ii) any additional officer having any of the foregoing titles or by the Treasurer, the Secretary or an Assistant Secretary of the Company.

“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is currently located at 525 William Penn Place, Pittsburgh, PA 15259 Attn: Corporate Trust.

“covenant defeasance” has the meaning specified in Section 1303.

“default”, when used in Section 602, has the meaning specified in that section.

“Defaulted Interest” has the meaning specified in Section 307.

“defeasance” has the meaning specified in Section 1302.

“Depository” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 301.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Event of Default” has the meaning specified in Section 501.

“Global Security” means a Security evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indebtedness for money borrowed,” when used with respect to the Company, means any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms or particular series of Securities established as contemplated by Section 301.

“interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Maturity,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Officer’s Certificate” means a certificate delivered to the Trustee and signed by the President, the Chief Executive Officer, the Chief Financial Officer, a Senior Executive Vice President, the Treasurer, the Secretary, an Assistant Secretary or any Attorney-in-Fact of the Company.

“Opinion of Counsel” means a written opinion of counsel who may be an employee of the Company or other counsel to the Company.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(iii) Securities, except solely to the extent provided in Sections 1302 or 1303, as applicable, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen;

(iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by protected purchaser in whose hands such Securities are valid obligations of the Company; and

(v) Securities as to which any property deliverable upon conversion thereof has been delivered (or such delivery has been made available), or as to which any other particular conditions have been satisfied, in each case as may be provided for in such Securities as contemplated in Section 301;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or currency unit shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security, of the principal amount of such Security (or, in the case of an Original Issue Discount Security denominated in a foreign currency or currency unit, the U.S. dollar equivalent as of the date of original issuance of such Security of the amount determined as provided in (i) above), (iii) the principal amount of a Security for which the amount of principal payable at Stated Maturity is not determinable at the time of such determination shall be equal to the principal face amount of such Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee has established to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment,” when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as contemplated by Section 301.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Record Date” means a Regular Record Date or a Special Record Date, as the case may be.

“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

“Representative” means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

“Responsible Officer” means, with respect to the Trustee, any officer within the Corporate Trust Office having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. “Security” shall have a corresponding meaning.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Senior Indebtedness” means:

(1) the principal of (and premium, if any) and interest in respect of indebtedness of the Company for borrowed money, whether or not evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company;

(2) all capital lease obligations of the Company;

(3) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any conditional sale or title retention agreement, but excluding trade accounts payable in the ordinary course of business;

(4) all obligations of the Company in respect of any letters of credit, bankers acceptances, security purchase facilities and similar credit transactions;

(5) all obligations of the Company in respect of commodity contracts, interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contracts and other similar agreements;

(6) all obligations of the type referred to in clauses (1) through (5) of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise;

(7) all obligations of the type referred to in clauses (1) through (6) of other persons secured by any lien on any property or asset of the Company whether or not such obligation is assumed by the Company; and

(8) any deferrals, renewals or extensions of any such Senior Indebtedness;

provided, however, that Senior Indebtedness does not include:

(i) the Securities;

(ii) any indebtedness that by its terms is subordinated to, or ranks on an equal basis with, the Securities; and

(iii) any indebtedness between or among the Company and its affiliates.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means any Person a majority of the combined Voting Stock is, at the time of determination, beneficially owned or held, directly or indirectly, by the Company or one or more other Subsidiaries.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, except as provided in Section 905 and except that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“U.S. Government Obligations” has the meaning specified in Section 1304(1).

“Voting Stock” means stock or other ownership interests having power to vote generally in an ordinary election of directors (or, in the case of a Person that is not a corporation, ordinarily to appoint or approve the appointment of Persons holding similar positions). Voting Stock does not include stock or other ownership interests that have or might have the power to vote by reason of the happening of any contingency.

Section 102. Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates delivered pursuant to Section 1005) shall include

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of, or Attorney-in-Fact for, the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or Attorney-in-Fact knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of, or an Attorney-Fact or Attorneys-in-Fact for, the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of Securities shall be proved by the Security Register.

(d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

(e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105. Notices, Etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished in, or filed with,

(1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust,

(2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it, Attention: Treasurer, at 850 Main Street, Bridgeport, Connecticut 06604 or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give one’s notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Where this Indenture provides for notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depository for such Security (or its designee), pursuant to the applicable procedures of the Depository, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice in such procedures.

Section 107. Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, such Trust Indenture Act provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such Trust Indenture Act provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109. Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.

This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

Section 113. Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in the Securities of any series that specifically states that such provision shall apply in lieu hereof) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, without any interest or other payment with respect to the delay.

Section 114. No Recourse Against Others.

A director, officer, employee, Attorney-in-Fact or stockholder as such of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issue of the Securities.

Section 115. Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 116. Execution in Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

ARTICLE TWO

SECURITY FORMS

Section 201. Forms Generally.

The Securities of each series shall be substantially in such form (including permanent global form) as shall be established by or pursuant to a Board Resolution or, to the extent established pursuant to rather than set forth in such Board Resolution, an Officer’s Certificate detailing such establishment, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers of the Company or any Attorney-in-Fact executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. If all of the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.

The Trustee’s certificates of authentication shall be in substantially the form set forth in this Article.

The definitive Securities shall be printed or may be produced in any other manner (provided that if any Securities are to be listed on any securities exchange, then in such manner as may be permitted by the rules of any such securities exchange), all as determined by the officers of the Company or any Attorney-in-Fact executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Trustee’s Certificate of Authentication.

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Authorized Signatory

ARTICLE THREE

THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(2) any limit upon the aggregate principal amount or the aggregate initial offering price of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, shall not have been issued and sold by the Company and are therefore deemed never to have been authenticated and delivered hereunder);

(3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4) the date or dates on which the principal of the Securities of the series is payable; and the provisions, if any, for extension of such date or dates;

(5) the rate or rates (or the formula pursuant to which such rate or rates shall be determined) at which the Securities of the series shall bear interest, if any, including the rate of interest applicable to overdue payments of principal, and the rate of interest, if any, applicable to overdue payments of interest if different from the rate of interest stated in the title of the Security; and the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

(6) the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable;

(7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(10) if other than the currency of the United States, the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable, which may be different for principal (and premium, if any) and interest;

(11) if the principal of (and premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies other than that in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of (and premium, if any) or interest, if any, on Securities of such series as to which such election is made shall be payable, and the period or periods within which, and the terms and conditions upon which, such election may be made;

(12) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;

(13) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(15) any addition to, deletion from or change in the Events of Default specified in Section 501 which applies to the Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

(16) any addition to, deletion from or change in the covenants set forth in Article Ten which applies to Securities of the series;

(17) the application, if any, of either or both of Section 1302 and Section 1303 to the Securities of the series;

(18) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Security or Securities, which Depository shall be, if then required by applicable law or regulation, a clearing agency registered under the Exchange Act, and the form of any legend or legends which shall be borne by any such Global Security;

(19) if the Securities of the series are to be convertible into or exchangeable for cash and/or any securities or other property of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable;

(20) any addition to, deletion from or change in Article Fourteen; and

(21) any other terms of the series.

The Securities shall be subordinate and junior in right of payment to Senior Indebtedness as provided in Article Fourteen.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officer’s Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at one time, and unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

If any of the terms of Securities of a series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the Securities of such series. If all of the Securities of any series established by action taken pursuant to a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a record of such action at the time of issuance of each Security of such series, but an appropriate record of such action shall be delivered at or before the time of issuance of the first Security of such series.

Section 302. Denominations.

The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any particular series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.

The Securities shall be executed, by facsimile or otherwise, on behalf of the Company by its President, its Chief Executive Officer, its Chief Financial Officer, its Treasurer or one of its Senior Executive Vice Presidents, or Attorneys-in-Fact, Secretary or Assistant Secretary.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee or the Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee or the Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Securities. If all of the Securities of any series are not to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue. In authenticating Securities of any series, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee or the Authenticating Agent, as the case may be, shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

(a) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(b) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

(c) that such Securities, when authenticated and delivered or retained by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and such other matters as may be specified therein.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued, provided, however, the Trustee shall be entitled to receive the documents required by Section 102 hereof each time it authenticates a Security.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or the Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute, and the Trustee shall authenticate and deliver, in exchange therefor a like principal amount of definitive Securities of the same series and tenor of any authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 305. Registration, Registration of Transfer and Exchange.

The Company shall cause to be kept at the corporate trust office of the Security Registrar designated pursuant to this Section 305 a register (the register maintained in such office being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor and aggregate principal amount, containing identical terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of such series to be redeemed, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Notwithstanding the foregoing, any Global Security representing a series of Securities shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depository or its nominee only if (i) subject to any other terms of the series applicable to such Global Security, such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such

Depository ceases to be a clearing agency registered under the Exchange Act at a time when such Depository is required to be so registered to act as such Depository, (ii) the Company, in its sole discretion, executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depository shall direct.

Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities evidenced in whole or in part by a Global Security, the Depository may not sell, assign, transfer or otherwise convey any beneficial interest in a Global Security evidencing all or part of the Securities of such series unless such beneficial interest is in an amount equal to an authorized denomination for Securities of such series.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security of the same series, pay such Security.

Upon the issuance of any new Security under this Section, the Company or Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of counsel to the Company and expenses of the Trustee and its counsel) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Person or Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this Clause. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary (for purposes of a Global Security, the registered owner shall be the Depository or its nominee).

Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depository as Holder of such Global Security.

None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

Section 309. Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedure and, upon written request of the Company, a certificate of destruction shall be delivered to the Company. The Trustee shall provide a list of all Securities that have been cancelled from time to time as requested by the Company.

Section 310. Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. CUSIP Numbers.

The Company in issuing any series of the Securities may use “CUSIP” or “ISIN” numbers and/or other similar numbers to identify such Securities, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption with respect to such series; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of such series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of such series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will as promptly as possible notify the Trustee, in writing, of any change in the CUSIP number and ISIN number.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture.

This Indenture shall upon request by the Company cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for), and the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

(1) either

(A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series; and

(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to such series, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive with respect to such series.

Section 402. Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the applicable series of Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.

ARTICLE FIVE

REMEDIES

Section 501. Events of Default.

Except as may be otherwise provided pursuant to Section 301 for Securities of any series, “Event of Default,” wherever used herein or in a Security issued hereunder with respect to Securities of any series, means any one of the following events (whatever the reason for such

Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of interest, if any, upon any Securities of that series when it becomes due and payable and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of (or premium, if any, on) any Securities of that series at its Maturity; or

(3) default in the deposit of any sinking fund payment, when and as due by the terms of any Securities of that series and continuance of such default for a period of 5 days; or

(4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture or any Securities of that series (other than a covenant or agreement a default in which performance or which breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder, or

(5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or substantially all of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or substantially all of its property, or the making by the Company of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(7) any other Event of Default provided with respect to Securities of that series.

Section 502. Acceleration of Maturity; Rescission and Annulment.

Except as may be otherwise provided pursuant to Section 301 for Securities of any series, if an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable, except that no such declaration shall be required upon the occurrence of an Event of Default specified in Section 501(5) or Section 501(6). If an Event of Default specified in Section 501(5) or Section 501(6) with respect to the Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of such series (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), together with any accrued and unpaid interest thereon, shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal and interest of the Securities of such series shall terminate.

Except as may be otherwise provided pursuant to Section 301 for Securities of any series, at any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences, and any Event of Default giving rise to such declaration shall not be deemed to have occurred, if

(1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest, if any, upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513 or otherwise remedied.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if:

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, (and premium, if any) and interest and, to the extent that the payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities of all series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607;

SECOND: Subject to the subordination provisions set forth in Article Fourteen hereof, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

Third: To the payment of the remainder, if any, to the Company.

Section 507. Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, liquidator or sequester (or similar official) or for any other remedy hereunder, unless

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture, and

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513. Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have waived such default prior to the date which is 90 days after such record date, any such waiver of such default previously given shall automatically and without further action by any Holder be canceled and of no further effect.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Waiver of Stay, Usury or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 515. Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee, a Holder pursuant to Section 508 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Outstanding Securities of any series.

ARTICLE SIX

THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

(a) Except during the continuance of an Event of Default,

(1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

(1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

With respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of all defaults known to the Trustee (pursuant to Section 603(h)) within 90 days after the occurrence thereof, as and to the extent provided by the Trust Indenture Act, unless such default shall have been cured or waived, provided that, in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of a default or Event of Default in payment of principal of, premium on, if any, interest or additional interest, if any, on, any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

Subject to the provisions of Section 601:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be deemed to have notice or be charged with knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have received from the Company or from any Holder written notice thereof at its Corporate Trust Office and such notice references the Securities, the default or Event of Default and this Indenture;

(i) the Trustee may from time to time request that the Company deliver an Officers’ Certificate setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture;

(j) the permissive right of the Trustee to take any action under this Indenture shall not be construed as a duty to so act;

(k) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(l) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services (it being understood that the Trustee shall maintain a business continuity plan and otherwise use reasonable efforts which are consistent with accepted practices in the banking industry to avoid and mitigate the effects of such occurrences and to resume performance as soon as practicable under the circumstances); and

(m) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

Section 604. Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

Money held by the Trustee in trust hereunder shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607. Compensation and Reimbursement.

The Company agrees

(1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct, and the Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business; and

(3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the exercise or performance of any of its powers or duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall not be subordinate to the payment of Senior Indebtedness pursuant to Article Fourteen. To secure the Company’s payment obligations in this Section 607, the Trustee will have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium on, if any, interest or additional interest, if any, on, particular Securities. Such lien will survive the satisfaction and discharge of this Indenture. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or (6), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the service in connection therewith are intended to constitute expenses of administration under any bankruptcy law. The provisions of this Section 607 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 608. Disqualifications; Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or any other indenture between the Trustee and the Company.

Section 609. Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder that is eligible pursuant to the Trust Indenture Act to act as such, which shall be a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State, Territorial or District of Columbia authority and having its Corporate Trust Office in the Borough of Manhattan, The City of New York or any other major city in the United States that is acceptable to the Company. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction (at the expense of the Company) for the appointment of a successor Trustee with respect to the Securities of such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d) If at any time:

(1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

(g) Notwithstanding any resignation or removal hereunder, the Trustee’s rights under Section 607 hereof shall continue for the benefit of the Retiring Trustee.

Section 611. Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

Section 613. Preferential Collection of Claims Against Company.

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities of any series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company.

Section 614. Appointment of Authenticating Agent.

As of the date of the Indenture and at any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents (which may be an Affiliate or Affiliates of the Company) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation, to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice or resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section.

The Trustee is initially designated as the Authenticating Agent for the Securities.

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of Holders.

If and for so long as the Trustee shall not be the Security Registrar for the Securities of any series, the Company will furnish or cause to be furnished to the Trustee

(a) semi-annually, not more than fifteen days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series as of such Record Date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

Section 702. Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee if and so long as it is acting as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

(b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities of any series, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.

(a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. The Trustee shall promptly deliver to the Company a copy of any report it delivers to Holders pursuant to this Section 703.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704. Reports by the Company.

The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Commission, such information, documents and other reports as may be required by the Trust Indenture Act; provided that any such information, documents or reports filed electronically with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be deemed filed with, and delivered to, the Trustee; provided, further, the Company shall notify the Trustee if it shall fail to so file any such information, documents or reports with the Commission. The Trustee shall have no duty to monitor whether the Company so files any such information, documents or reports with the Commission, and in the absence of receiving the notice referenced in the preceding sentence, the Trustee shall be entitled to presume that the Company has so filed such information, documents or reports.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and shall not constitute a representation or warranty as to the accuracy or completeness of the reports, information or documents. The Trustee’s receipt of such reports, information or documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officer’s Certificate).

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801. Company May Consolidate, Etc., Only on Certain Terms.

Except as may be otherwise provided pursuant to Section 301 for Securities of any series, the Company shall not consolidate or merge with any other Person or convey, transfer or lease all or substantially all of its properties and assets to any other Person, unless:

(1) the Person formed by such consolidation or merger or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and such successor Person (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

(2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default shall have happened and be continuing; and

(3) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Corporation Substituted.

Upon any such consolidation or merger with any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 801, the successor Person formed by such consolidation or merger or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

Section 901. Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

(2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of fewer than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of fewer than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); or

(4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in certificated form or global form; or

(5) to add to, change or eliminate any of the provisions of this Indenture in respect of all or any Securities of any series (and if such addition, change or elimination is to apply with respect to less than all Securities of any series, stating that it is expressly being made to apply solely with respect to such Securities within such series), provided that any such addition, change or elimination (A) shall neither (i) apply to any Security issued prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of any Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

(6) to conform the text of this Indenture or the Securities of any series to any provision of the section entitled “Description of Debt Securities” or any similarly captioned section in the applicable prospectus or other offering document, as supplemented by any applicable supplement, relating to the offering of such series of Securities; or

(7) to comply with the rules of any applicable Depository; or

(8) to comply with the requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act, as amended; or

(9) to secure the Securities of any series or provide for guarantees of the Securities of any series; or

(10) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

(11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

(12) to cure any ambiguity, omission or defect or to correct or supplement any provision in the Indenture which may be inconsistent with any other provision in the Indenture; or

(13) to make any other provisions as the Company may find necessary or desirable, provided such provisions shall not adversely affect the legal rights of the Holders of Securities of any series in any material respect; or

(14) make any change in the provisions of Article Fourteen that would limit or terminate the benefits available to any holder of Senior Indebtedness of the Company under Article Fourteen.

Section 902. Supplemental Indentures with Consent of Holders.

With the consent (including consents obtained in connection with a tender offer or exchange for Securities) of the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of each Holder of the Outstanding Securities affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of, or method of computation of the rate of, interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation, or change any Place of Payment where, or the coin or currency in which, any Security or any premium of the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3) modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of each Holder of the Outstanding Securities affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the “Trustee,” and concomitant changes in this Section and Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(9).

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date that is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee may receive, and (subject to Section 601) shall be fully protected in relying upon, in addition to the documents required by Section 102, an Opinion of Counsel or Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906. Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907. Subordination Unimpaired.

This Indenture may not be amended at any time to alter the subordination, as provided herein, of any of the Securities then Outstanding without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

ARTICLE TEN

COVENANTS

Section 1001. Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Notwithstanding anything to the contrary contained in this Indenture, the Company or the Paying Agent may, to the extent it is required to do so by law, deduct or withhold taxes imposed by the United States of America or other domestic or foreign taxing authorities from the principal of (and premium, if any) and interest payments hereunder.

Section 1002. Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment

(provided, however, that, unless otherwise provided with respect to any series of Securities, at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register), where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 301, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor; provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the applicable procedures of the Depository for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

Section 1003. Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1) hold in trust all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured subordinated creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 1004. Existence.

Except as permitted by the provisions of Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, material rights (charter and statutory) and material franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries considered as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005. Statement as to Compliance.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company during which Securities are Outstanding under this Indenture, a written statement, which need not comply with Section 102, signed by the Company’s principal executive, financial or accounting officer stating that, to the best of his knowledge, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

Section 1006. Waiver of Certain Covenants.

Except as otherwise specified as contemplated by Section 301 for Securities of a specific series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(16), 901(2) or 901(10) for the benefit of the Holders of such series if, before the time for such compliance, the Holders of a majority in principal amount of the Outstanding Securities of such series or Section 1004, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, covenant or condition, but no such waiver shall extend to or affect such term, covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, covenant or condition shall remain in full force and effect.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided that unless such waiver shall have become effective by virtue of the requisite percentage having been obtained prior to the date that is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101. Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102. Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or an Officer’s Certificate or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of fewer than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the tenor, if applicable, of the Securities to be redeemed, and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

Section 1103. Selection by Trustee of Securities to Be Redeemed.

If fewer than all the Securities of any series are to be redeemed (unless all of the Securities of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date from the Outstanding Securities of such series not previously called for redemption, by lottery or in accordance with the Depository’s applicable procedures (but subject to compliance with the rules of any securities exchange on which the securities of such series may be listed) and which may provide for the selection for redemption a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If fewer than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104. Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder’s address appearing in the Security Register.

All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers, if any) and shall state:

(1) the Redemption Date,

(2) the Redemption Price,

(3) if fewer than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(4) the CUSIP or ISIN number of the Securities to be redeemed,

(5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(7) that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request (which may be rescinded or revoked at any time prior to the time at which the Trustee shall have given such notice to the Holders), by the Trustee in the name and at the expense of the Company; provided that if the Trustee is to give such notice, the Company must notify the Trustee of such redemption and provide the information required by this Section 1104 at least 45 days (or such fewer number of days as is acceptable to the Trustee) prior to the Redemption Date.

The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Securities.

Section 1105. Deposit of Redemption Price.

Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date or the Securities of the series provide otherwise) accrued interest on, all the Securities which are to be redeemed on that date. All money, if any, earned on funds held by the Paying Agent shall be remitted to the Company.

Section 1106. Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107. Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

ARTICLE TWELVE

SINKING FUNDS

Section 1201. Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”. If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202. Satisfaction of Sinking Fund Payments with Securities.

The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203. Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN

DEFEASANCE AND COVENANT DEFEASANCE

Section 1301. Applicability of Article; Company’s Option to Effect Defeasance or Covenant Defeasance.

If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

Section 1302. Defeasance and Discharge.

Upon the Company’s exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article Fourteen shall cease to be effective, with respect to the Outstanding Securities of such series on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of the series of Securities defeased pursuant to this Section 1302 to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company’s obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder (including its rights to be compensated and indemnified under Section 607 hereof) and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series. Following a defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

Section 1303. Covenant Defeasance.

Upon the Company’s exercise of the above option applicable to this Section, (1) the Company shall be released from its obligations under Section 1004 (and any Sections applicable to such Securities that are determined pursuant to Section 301(16), 901(2) or 901(10) to be subject to this provision) and the occurrence of an event of default specified in Section 501(4) or 501(7) (insofar as it is with respect to any Section applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision) shall be deemed not to be an Event of Default and (2) the provisions of Article Fourteen shall cease to be effective, in each case with respect to the Outstanding Securities of such series on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter, “covenant defeasance”), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 1004 or such other covenant, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of any reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities of such series:

(1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities of such series to maturity or an earlier redemption, as the case may be, and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the due dates thereof. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, “U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

(2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as Sections 501(5) and 501(6) are concerned, at any time during the period ending on the 90th day after the date of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such 90-day period).

(3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest within the meaning of the Trust Indenture Act or for purposes of the Trust Indenture Act with respect to any securities of the Company or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

(4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

(5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

(8) The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

Section 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust.

Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 1305, the “Trustee”) pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Anything herein to the contrary notwithstanding, if and to the extent the deposited money or U.S. Government Obligations (or the proceeds thereof) either (i) cannot be applied by the Trustee in accordance with this Section because of a court order or (ii) are for any reason insufficient in amount, then the Company’s obligations to pay principal of (and premium, if any) and interest on the Securities of such series shall be reinstated to the extent necessary to cover the deficiency on any due date for payment. In any case specified in clause (i), the Company’s interest in the deposited money and U.S. Government Obligations (and proceeds thereof) shall be reinstated to the extent the Company’s payment obligations are reinstated.

ARTICLE FOURTEEN

SUBORDINATION

Section 1401. Agreement to Subordinate.

Except as otherwise provided in a supplemental indenture or pursuant to Section 301, the Company agrees, and each Holder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

Notwithstanding the foregoing, if a deposit referred to in Article Four or Article Thirteen is made with respect to any Securities (and provided all other conditions set out in such Articles shall have been satisfied with respect to such Securities), then no money or Government Obligations so deposited, and no proceeds thereon, will be subject to any rights of holders of Senior Indebtedness, including any such rights arising under this Article Fourteen; provided that the subordination provisions of this Article Fourteen were not violated at the time the applicable amounts were deposited in trust pursuant to Article Four or Article Thirteen, as the case may be.

Each Holder by accepting a Security acknowledges and agrees that the subordination provisions in this Article Fourteen are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness of the Company, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of such Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

Section 1402. Liquidation; Dissolution; Bankruptcy.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company:

(1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of the principal thereof, premium, if any, and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Holders shall be entitled to receive any payment of principal of or interest on Securities; and

(2) until the Senior Indebtedness is paid in full in cash, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Indebtedness as their interests may appear for the application to the payment thereof, except that Holders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee in writing or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.

Section 1403. Default on Senior Indebtedness.

No payment on account of principal or interest on the Securities shall be made by the Company unless full payment of amounts then due for principal (and premium, if any), sinking funds, and interest on Senior Indebtedness of the Company has been made or duly provided for in money or money’s worth in accordance with its terms. No payment on account of principal or interest on the Securities shall be made by the Company if, at the time of such payment or immediately after giving effect thereto, there shall have occurred an event of default with respect to any Senior Indebtedness of the Company or in any instrument under which the same is outstanding, permitting the holders thereof (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, or an event that, with the giving of notice or the passage of time or both, would constitute such event of default, and such event of default shall not have been cured or waived.

Section 1404. Acceleration of Securities.

In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of, premium, if any, or interest on the

Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities that have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee in writing or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

Section 1405. Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, and the Trustee shall not be required to withhold payment to the Holders of Securities as provided in this Article Fourteen, unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Company, a Representative or from one or more holders of Senior Indebtedness identifying the specific sections of this Indenture involved and describing in detail the facts that would obligate the Trustee to withhold payments to Holders of Securities, as well as any other facts required by the next succeeding paragraph of this Section 1405 and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume conclusively that no such facts exist; provided, however, that, if the Trustee shall not have received any such written notice provided for in this Section 1405 at least three Business Days preceding the date upon which by the terms hereof any moneys become payable for any purpose (including, without limitation, the payment of either the principal of or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days preceding such date.

The Trustee shall be entitled to rely on the delivery to it of a written notice by the Company, a Representative or a person representing himself to be a holder of Senior Indebtedness to establish that such notice has been given. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

Section 1406. Subrogation.

After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A payment or distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as among the Company, its creditors other than the holders of Senior Indebtedness and Holders, a payment or distribution by the Company on account of the Senior Indebtedness.

Section 1407. Obligations of the Company Unconditional.

This Article is intended solely to define the relative rights of Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing in this Indenture or in the Securities shall:

(1) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms;

(2) affect the relative rights of Holders and creditors of the Company other than holders of Senior Indebtedness; or

(3) prevent the Trustee or any Holder from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive payments or distributions otherwise payable to Holders.

If the Company fails because of this Article to pay principal, premium, if any, or interest on a Security on the due date, such failure shall constitute a default hereunder.

Section 1408. Subordination May Not Be Impaired by Company or Holders of Senior Indebtedness.

No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture or by any act or failure to act, in good faith, by any such holder, regardless of any knowledge of such act, failure to act or noncompliance which any such holder may have or otherwise be charged with.

Section 1409. Distribution or Notice to Representative.

Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

Section 1410. Rights of Trustee and Paying Agent.

The Trustee or any Paying Agent may continue to make payments on the Securities (as permitted by Section 1405 hereof) until it receives written notice of facts that would cause a payment of principal of or interest on the Securities to violate this Article in accordance with Section 1405 hereof.

With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other person monies or assets to which any holder of Senior Indebtedness of such Guarantor shall be entitled by virtue of this Article Fourteen or otherwise.

The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee.

The Company’s obligation to pay, and the Company’s payment of, the amounts required by Section 607 are excluded from the operation of this Article Fourteen.

Section 1411. Payment Permitted in Certain Situations.

Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1402 or under the conditions described in Section 1403 or 1404, from making payments at any time of or on account of the principal of, premium, if any, or interest on the Securities or on account of the purchase or other acquisition of the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge (in accordance with Section 1405) that such payment would have been prohibited by the provisions of this Article.

Section 1412. Trustee to Effectuate Subordination.

Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on such Holder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder’s attorney-in-fact for any and all such purposes, including in the event of any liquidation, dissolution, winding up or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise), action tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of such Holder’s Securities in the form required in such proceedings and action causing such claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness hereby are authorized to and have the right to file an appropriate claim for and on behalf of the Holders of such Securities.

Section 1413. Reliance on Judicial Order or Certificate of Liquidating Agent.

Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 1414. Article Applicable to Paying Agents.

In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.

PEOPLE’S UNITED FINANCIAL, INC.

By

Attest:

THE BANK OF NEW YORK MELLON

By

Attest: